Exhibit 10.3
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 29, 2021, is made and entered into by and among Velo3D, Inc. (f/k/a JAWS Spitfire Acquisition Corporation), a Delaware corporation (the “Company”), Spitfire Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and the undersigned parties listed under Holder on the signature pages hereto.
RECITALS
WHEREAS, on December 2, 2020, the Company, the Sponsor and the other holders party thereto (each such party, the “Other Holders”) entered into that certain Registration and Shareholder Rights Agreement (the “Prior Registration Rights Agreement”), pursuant to which the Company granted the Sponsor and the Other Holders certain registration rights with respect to certain securities of the Company held by the Sponsor and the Other Holders;
WHEREAS, on December 15, 2020, a holder party thereto (the “Additional Holder” together with the Sponsor and the Other Holders, the “Prior Holders”) executed that certain joinder agreement to the Prior Registration Rights Agreement, pursuant to which the Additional Holder became a party to the Prior Registration Rights Agreement;
WHEREAS, the Sponsor currently owns 8,550,000 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), and the other Prior Holders currently own an aggregate of 75,000 shares of Class B Common Stock, which were received from the Sponsor (collectively, the “Founder Shares”);
WHEREAS, the shares of Class B Common Stock are convertible into the shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), at the time of the Merger (as defined below) on a one-for-one basis, subject to adjustment, on the terms and conditions provided in the Company’s amended and restated certificate of incorporation, as may be amended from time to time;
WHEREAS, on December 2, 2020, the Company and the Sponsor entered into that certain Private Placement Warrants Purchase Agreement, pursuant to which the Sponsor purchased 4,450,000 warrants (the “Private Placement Warrants”), in a private placement transaction occurring simultaneously with the closing of the Company’s initial public offering;
WHEREAS, in order to finance the Company’s transaction costs in connection with the Merger (as defined below), the Sponsor or certain of the Company’s officers or directors may, but are not obligated to, loan the Company funds as the Company may require, of which up to $1,500,000 of such loans may be convertible into an additional 750,000 Private Placement Warrants (the “Working Capital Warrants”);
WHEREAS, pursuant to that certain Business Combination Agreement, dated as of March 22, 2021 (the “Business Combination Agreement”), by and among the Company, Spitfire Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Velo3D, Inc., a Delaware corporation (“Velo3D”), Merger Sub will merge with and into Velo3D on or about the date hereof, with Velo3D surviving the merger as a wholly owned subsidiary of the Company (the “Merger”);
WHEREAS, on April 13, 2020, Velo3D and each of the investors listed on Schedule A thereto (the “Investors”) entered into that certain Amended and Restated Investors’ Rights Agreement (the “Investors’ Rights Agreement”), pursuant to which, among other things, Velo3D granted the Investors certain registration rights with respect to securities of Velo3D held by the Investors, which Investors’ Rights Agreement shall be terminated prior to or upon the consummation of the Merger; and
WHEREAS, pursuant to the Business Combination Agreement, the Company and the Prior Holders desire to amend and restate the Prior Registration Rights Agreement to (i) grant the Holders (as defined below) certain registration rights with respect to the Registrable Securities (as defined below) and (ii) subject the Holders to a lock-up period during which the Holders shall be restricted from effecting sales or distributions of the securities of the Company, in each case as set forth herein.
NOW, THEREFORE, in consideration of the mutual representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I.
DEFINITIONS
1.1    Definitions. Capitalized terms used but not otherwise defined in this Section 1.1 or elsewhere in this Agreement shall have the meanings ascribed to such terms in the Business Combination Agreement:
“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the principal executive officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any Misstatement, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.
“Affiliate” means, with respect to any specified Person, or any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such Person including without limitation any general partner, managing partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this definition, the terms “controlling,” “controlled by,” or “under common control with” shall mean the possession, directly or indirectly, of (a) the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise, or (b) the power to elect or appoint at least fifty percent (50%) of the directors, managers, general partners, or persons exercising similar authority with respect to such Person.
“Agreement” shall have the meaning given in the Preamble.
“Block Trade” means an offering and/or sale of Registrable Securities by any Holder on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction, but excluding a variable price reoffer.
“Board” shall mean the Board of Directors of the Company.
“Business Combination Agreement” shall have the meaning given in the Recitals hereto.
“Commission” shall mean the U.S. Securities and Exchange Commission.

“Common Stock” shall have the meaning given in the Recitals hereto.
“Company” shall have the meaning given in the Preamble.
“Company Shelf Takedown Notice” shall have the meaning given in subsection 2.3.3.
“Demand Registration” shall have the meaning given in subsection 2.1.1.
“Demanding Holder” shall have the meaning given in subsection 2.1.1.
“Effective Time” has the meaning set forth in the Business Combination Agreement.
“Effectiveness Deadline” shall have the meaning given in subsection 2.3.1.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.
“Form S-1” shall have the meaning given in subsection 2.1.1.
“Form S-1 Shelf” shall have the meaning given in subsection 2.3.1.
“Form S-3 Shelf” shall have the meaning given in subsection 2.3.1.
“Founder Shares” shall have the meaning given in the Recitals hereto and shall be deemed to include the shares of Common Stock issuable upon conversion thereof.
“Holders” shall mean the Prior Holders and the New Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2.
“Investor Indemnified Party” shall have the meaning given in subsection 4.1.1.
“Investors” shall have the meaning given in the Recitals hereto.
“Investors’ Rights Agreement” shall have the meaning given in the Recitals hereto.
“Lock-Up Period” means the period commencing upon the consummation of the Merger and ending on the date that is one hundred eighty (180) days after the consummation of the Merger, provided that if the Board determines to end the Lock-Up Period at any earlier date with respect to any Registrable Securities, the Lock-Up Period shall end on such earlier date with respect to such any Registrable Securities, so long as such early termination shall apply to any Registrable Securities held by each Holder on a pro rata basis in proportion to the Registrable Securities then held by each Holder and each such Holder shall be notified of such early termination.
“Maximum Number of Securities” shall have the meaning given in subsection 2.1.5.
“Merger” shall have the meaning given in the Recitals hereto.
“Merger Sub” shall have the meaning given in the Recitals hereto.
“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.
“New Holder” shall mean any of the undersigned parties listed under Holder on a signature page hereto that is not a Prior Holder.
“Other Coordinated Offering” shall mean an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal.
“Permitted Transferees” shall mean (i) any direct or indirect general partner, limited partner, shareholder, member or owner of similar equity interests in a Holder, (ii) a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of a Holder or any other person with whom such Holder has a relationship by blood, marriage or adoption not more remote than first cousin or (iii) any Affiliate of a Holder.
“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
“Piggyback Registration” shall have the meaning given in subsection 2.2.1.
“Piggyback Registration Rights Holders” shall have the meaning given in subsection 2.2.1.
“PIPE Subscription Agreements” means those certain subscription agreements, each dated March 22, 2021, entered into by and among the Company and the Persons identified therein as “Investors.”
“Prior Holder” shall have the meaning given in the Recitals hereto.
“Prior Registration Rights Agreement” shall have the meaning given in the Recitals hereto.
“Private Placement Warrants” shall have the meaning given in the Recitals hereto.
“Pro Rata” shall mean the meaning given in subsection 2.1.5.
“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.
“Registrable Security” shall mean (a) the Founder Shares (including any shares of Common Stock or other equivalent equity security issued or issuable upon the conversion of any such Founder Shares or exercisable for shares of Common Stock), (b) the Private Placement Warrants (including any shares of Common Stock issued or issuable upon the exercise of any such Private Placement Warrants), (c) the Working Capital Warrants (including any shares of Common Stock issued or issuable upon the conversion of working capital loans), (d) any outstanding shares of Common Stock or any other equity security (including the shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the date of this Agreement, (e) all shares of Common Stock (including the shares of Common Stock issued or issuable upon the exercise of any other equity security) otherwise acquired by an Investor following the date hereof to the extent that such securities are "restricted securities" (as defined in Rule 144) or are otherwise held by an "affiliate" (as defined in Rule 144) of the

Company, provided, however, that all shares of Common Stock (including the shares of Common Stock issued or issuable upon the exercise of any other equity security) otherwise acquired by an Investor after three (3) years from the date of this Agreement, shall not be Registrable Securities under this clause (e), unless the Company provides written consent to treat such acquired shares of Common Stock as a Registrable Security, (f) any other equity security of the Company issued or issuable with respect to any such share of Common Stock referred to in clause (a), (b), (c), (d) or (e) by way of a share capitalization or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization and (g) Earnout Shares, as defined in the Business Combination Agreement; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates or book entry positions for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction; or (v) with respect to a Holder, when all such securities held by such Holder could be sold without restriction on volume or manner of sale in any three-month period without registration under Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission).
“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.
“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, excluding Selling Expenses, but including, without limitation, the following:
(A)    all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Common Stock is then listed;
(B)    the fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);
(C)    printing, messenger, telephone and delivery expenses;
(D)    the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees);
(E)    the fees and expenses incurred in connection with the listing of the Registrable Securities as required by subsection 3.1.5;
(F)    Financial Industry Regulatory Authority fees;
(G)    the fees and disbursements of counsel for the Company;
(H)    the fees and expenses of all independent registered public accountants retained by the Company incurred specifically in connection with such Registration;

(I)    the fees and expenses of any special experts retained by the Company in connection with such registration; and
(J)    the reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders initiating a Demand Registration to be registered for offer and sale in the applicable Registration or the Takedown Requesting Holder initiating an Underwritten Shelf Takedown or Other Coordinated Offering (the “Selling Holder Counsel”) in an amount not to exceed $75,000.
“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.
“Requesting Holder” shall have the meaning given in subsection 2.1.1.
“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 3.2.
“Shelf Takedown Notice” shall have the meaning given in subsection 2.3.3.
“Shelf Threshold” shall have the meaning given in subsection 2.3.3.
“Sponsor” shall have the meaning given in the Recitals hereto.
“Subsequent Shelf Registration” shall have the meaning given in subsection 2.3.2.
“Suspension Event” shall have the meaning given in Section 3.5.
“Takedown Requesting Holder” shall have the meaning given in subsection 2.3.3.
“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.
“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.
“Underwritten Shelf Takedown” shall have the meaning given in subsection 2.3.3.
“Velo3D” shall have the meaning given in the Recitals hereto.
“Withdrawal Notice” shall have the meaning give in subsection 2.1.6.
“Working Capital Warrants” shall have the meaning given in the Recitals hereto.
ARTICLE II.
REGISTRATIONS

2.1    Demand Registration.
2.1.1    Request for Registration. Subject to the provisions of subsection 2.1.5 and Section 2.4 hereof, provided the Company does not have an effective Registration Statement pursuant to Section 2.3 outstanding covering the Registrable Securities, the Holders of at least a majority in interest of the then-outstanding number of Registrable Securities held by the Holders (the “Demanding Holders”) in each case may make a written demand for Registration of all or part of their Registrable Securities (and the Registrable Securities subject to such request have an anticipated aggregate offering price, net of Selling Expenses, of at least $15,000,000), which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within three (3) business days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall file, as soon thereafter as practicable, but not more than forty five (45) days immediately after the Company’s receipt of the Demand Registration, a Form S-3 Shelf or, if Form S-3 is not then available to the Company, a Form S-1 Shelf covering all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than an aggregate of two (2) Registrations pursuant to a Demand Registration under this subsection 2.1.1 with respect to any or all of the Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 Shelf or any similar long-form registration statement that may be available at such time (“Form S-1”) has become effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Requesting Holders in such Form S-1 Registration have been sold, in accordance with Section 3.1 of this Agreement; provided, further, however, that an Underwritten Shelf Takedown shall not count as a Demand Registration.
2.1.2    Amendments and Supplements; Subsequent Shelf Registration. Subject to the provisions of subsection 2.1.1 above, the Company shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities until all Registrable Securities covered by such Registration Statement have been sold or otherwise cease to be Registrable Securities, or to file an additional Registration Statement as a shelf registration (a “Subsequent Shelf Registration”) registering the resale of all outstanding Registrable Securities from time to time, and pursuant to any method or combination of methods legally available to, and requested by, any holder. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Shelf Registration continuously effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities until all Registrable Securities covered by such Registration Statement have been sold or otherwise cease to be Registrable Securities.
2.1.3    Effective Registration. Notwithstanding the provisions of subsection 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the

Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, however, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, for purposes of counting Registrations under subsection 2.1.1 above unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, however, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated. Notwithstanding the foregoing, in the event that the Demanding Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to Registration pursuant to Section 3.2, such withdrawn Registration Statement shall be counted as a Registration for purposes of this subsection 2.1.3.
2.1.4    Underwritten Offering. Subject to the provisions of subsection 2.1.5 and Section 2.4 hereof, if a majority-in-interest of the Demanding Holders so advise the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.4 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company, subject only to the reasonable approval of the majority-in-interest of the Demanding Holders initiating the Demand Registration.
2.1.5    Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other shares of Common Stock or other equity securities that the Company desires to sell and the shares of Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other shareholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, that can be sold in an Underwritten Offering contemplated by this subsection 2.1.5 or subsection 2.2.2, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares that each such Person has requested be included in such registration, regardless of the number of shares held by each such Person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities, Pro Rata of the Requesting Holders exercising their rights to register their Registrable Securities pursuant to Section 2.1 hereof, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Securities.
2.1.6    Demand Registration Withdrawal. A majority-in-interest of the Demanding Holders initiating a Demand Registration or a majority-in-interest of the Requesting Holders (if any), pursuant to a Registration under subsection 2.1.1 shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration.
2.2    Piggyback Registration.
2.2.1    Piggyback Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company other than pursuant to Section 2.1 or Section 2.3 hereof), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan or employee stock purchase plan, (ii) for an offering in connection with a merger, consolidation or other acquisition, an exchange offer or offering of securities solely to the Company’s existing shareholders (including any rights offering with a backstop or standby commitment), (iii) for an offering of debt that is convertible into or exchangeable for equity securities of the Company, (iv) for a dividend reinvestment plan, (v) a Block Trade or (vi) an Other Coordinated Offering, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within three (3) business days after receipt of such written notice (such Registration a “Piggyback Registration”, and each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Piggyback Registration, a “Piggyback Registration Rights Holder”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company. The notice periods set forth in this subsection 2.2.1 shall not apply to an Underwritten Shelf Takedown conducted in accordance with subsection 2.3.3. The Company shall have the right to terminate or withdraw any Registration Statement initiated by it under this subsection 2.2.1 before the effective date of such Registration, whether or not any Holder has elected to include Registrable Securities in such Registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 3.2.

2.2.2    Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration (other than Underwritten Shelf Takedown), in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the equity securities that the Company desires to sell, taken together with (i) the shares of Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with Persons other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant Section 2.2 hereof, and (iii) the shares of Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:
(a)    If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities for the account of other Persons that the Company is obligated to register, if any, as to which Registration has been requested pursuant to separate written contractual arrangements with such Persons, which can be sold without exceeding the Maximum Number of Securities;
(b)    If the Registration is pursuant to a request by Persons other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons, which can be sold without exceeding the Maximum Number of Securities.
2.2.3    Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or the public announcement of an offering if the Piggy-Back Registration is with respect to the sale of securities pursuant to an already effective Registration Statement. The Company (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4    Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.
2.3    Shelf Registrations.
2.3.1    Initial Registration. The Company shall, as soon as practicable, but in no event later than thirty (30) calendar days after the consummation of the Merger, prepare and file or cause to be prepared and filed with the Commission, a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders (and certain other outstanding equity securities of the Company) from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) (“Rule 415”) on the terms and conditions specified in this subsection 2.3.1 and shall use commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as possible after the initial filing thereof, but in no event later than sixty (60) business days following the filing deadline (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to ninety (90) days after the filing deadline if the Registration Statement is reviewed by, and receives comments from, the Commission. The Registration Statement filed with the Commission pursuant to this subsection 2.3.1 shall be a shelf registration statement on Form S-3 (a “Form S-3 Shelf”) or, if Form S-3 is not then available to the Company, on Form S-1 (a “Form S-1 Shelf”) or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 at any time beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this subsection 2.3.1 shall provide for the resale pursuant to any method or combination of methods legally available to, and requested prior to effectiveness by, the Holders, including the registration of the distribution to its shareholders, partners, members or other affiliates. The Company agrees to provide in such a Registration Statement (and in any prospectus or prospectus supplement forming a part of such Registration Statement) that all assignees, successors or transferees under this Agreement shall, by virtue of such assignment, be deemed to be selling stockholders under the Registration Statement (or any such prospectus or prospectus supplement) with respect to such Registrable Securities. The Company shall use commercially reasonable efforts to cause a Registration Statement filed pursuant to this subsection 2.3.1 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. When effective, a Registration Statement filed pursuant to this subsection 2.3.1 (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made)
2.3.2    Form S-3 Shelf. If the Company files a Form S-3 Shelf and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall use commercially reasonable efforts to file a Form S-1 Shelf as promptly as reasonably practicable to replace the shelf registration statement that is a Form S-3 Shelf and have the Form S-1 Shelf declared effective as promptly as reasonably practicable and to cause such Form S-1 Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities.

2.3.3    Shelf Takedown. At any time and from time to time following the effectiveness of the shelf registration statement required by subsection 2.3.1 or 2.3.2, any Holder may request to sell all or a portion of their Registrable Securities in an underwritten offering that is registered pursuant to such shelf registration statement (an “Underwritten Shelf Takedown”), provided, that such Holder(s) reasonably expect aggregate gross proceeds in excess of $15,000,000 from such Underwritten Shelf Takedown (the “Shelf Threshold”). All requests for an Underwritten Shelf Takedown shall be made by giving written notice to the Company (the “Shelf Takedown Notice”). Each Shelf Takedown Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Within three (3) business days after receipt of any Shelf Takedown Notice, the Company shall give written notice of such requested Underwritten Shelf Takedown to all other Holders of Registrable Securities (the “Company Shelf Takedown Notice”) and, subject to reductions consistent with the Pro Rata calculations in subsection 2.1.5, shall include in such Underwritten Shelf Takedown all Registrable Securities with respect to which the Company has received written requests for inclusion therein, within five (5) days after sending the Company Shelf Takedown Notice, or, in the case of a Block Trade or an Other Coordinated Offering, as provided in Section 2.5. The Company shall enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the managing Underwriter or Underwriters selected by the initiating Holders and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In connection with any Underwritten Shelf Takedown contemplated by this subsection 2.3.3, subject to Section 3.4 and Article IV, the underwriting agreement into which each Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations of the Company and the selling stockholders as are customary in underwritten offerings of securities.
2.4    Restrictions on Registration Rights. If (A) during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.1.1 and it continues to actively employ, in good faith, commercially reasonable efforts to cause the applicable Registration Statement to become and/or remain effective; (B) the Holders have requested an Underwritten Registration and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than ninety (90) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any 12-month period. Notwithstanding anything to the contrary contained in this Agreement, no Registration pursuant to Section 2.1 shall be effected or permitted with respect to any Registrable Securities held by any Holder, until after the expiration of the Lock-Up Period.
2.5    Block Trades; Other Coordinated Offerings.
2.5.1    Notwithstanding any other provision of this Article II, but subject to Sections 2.4 and 3.5, if the Holders desire to effect (a) a Block Trade or (b) an Other Coordinated Offering, and, in each case, the Registrable Securities subject to such request have an anticipated aggregate offering price, net of Selling Expenses, of at least $15,000,000, the Holders shall provide written notice to the Company at least five (5) business days prior to the date such Block Trade or Other Coordinated Offering will commence.

As promptly as reasonably practicable, the Company shall use commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering. The Holders shall use commercially reasonable efforts to work with the Company and the Underwriter(s) (including by disclosing the maximum number of Registrable Securities proposed to be the subject of such Block Trade or Other Coordinated Offering) in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering and any related due diligence and comfort procedures.
2.5.2    Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Demanding Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit a Withdrawal Notice to the Company, the Underwriter or Underwriters (if any) and any brokers, sale agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this subsection 2.5.2.
2.5.3     Notwithstanding anything to the contrary in this Agreement, Section 2.2 shall not apply to a Block Trade or Other Coordinated Offering initiated by a Demanding Holder pursuant to this Agreement.
2.5.4    The Demanding Holder in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sale agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).
2.5.5    A Holder in the aggregate may demand no more than two (2) Block Trades or Other Coordinated Offerings pursuant to this Section 2.5 in any twelve (12) month period. Notwithstanding anything herein to the contrary, a Block Trade or Other Coordinated Offering effected pursuant to this Section 2.5 shall not be counted as an Underwritten Shelf Takedown effected pursuant to subsection 2.3.3.
2.6     Lock-Up Agreement. Each Holder hereby agrees that, during the Lock-Up Period, such Holder will not, without the prior written consent of the Board:
(a)    lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Registrable Securities, or any securities convertible into or exercisable or exchangeable (directly or indirectly) for the Company’s Common Stock, as the case may be; or
(b)     enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.
In order to enforce the foregoing covenant, the Company shall place restrictive legends on the certificates or book-entry positions representing the shares subject to this Section 2.6 and shall be entitled to impose stop transfer instructions with respect to such shares until the end of the Lock-Up Period. Such legend shall be in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF SEPTEMBER 29, 2021, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SECURITIES). A COPY OF SUCH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”
If any transfer or other disposition is made or attempted contrary to the provisions of this Section 2.6, such purported transfer or other disposition shall be null and void ab initio, and the Company shall refuse to recognize any such purported transferee of the Lock-Up Shares as one of its equity holders for any purpose. Each Holder further agrees to execute such agreements as may be reasonably requested by the Company that are consistent with this Section 2.6 or that are necessary to give further effect thereto.
The foregoing notwithstanding, the Lock-Up Period and restrictions set forth in this Section 2.6 shall not apply to: (a) any shares of Common Stock acquired by any Holder pursuant to any PIPE Subscription Agreement; (b) establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Stock; provided, that such plan does not provide for the transfer of Common Stock during the Lock-Up Period; or (c) transfers (i) of any or all of the Registrable Securities made pursuant to a bona fide gift or charitable contribution; (ii) of any or all of the Registrable Securities by will or intestate succession upon the death of a holder or any Permitted Transferee; (iii) to any Permitted Transferee; (iv) by the Sponsor to the members of the Sponsor; (v) in the event of the Company’s completion of a liquidation, merger, share exchange or other similar transaction that results in all of its stockholders having the right to exchange their Common Stock for cash, securities or other property; provided that in the case of (i), (ii), (iii) or (iv), above, it shall be a condition to such transfer that the transferee executes and delivers to the Company an agreement stating that the transferee is receiving and holding the Registrable Securities subject to the provisions of this Agreement applicable to such holder, and there shall be no further transfer of such Registrable Securities except in accordance with this Agreement; provided, further, that in the case of (i), (ii), (iii) or (iv) above (to the extent such transfer is to a party other than a Permitted Transferee (other than any direct or indirect limited partner of the applicable Holder)), in each case, such transfer or distribution shall not involve a disposition for value.
For the avoidance of doubt, nothing in this Agreement shall restrict a Holder’s rights under Section 2.3 of this Agreement to cause the Company to file and cause to become effective a Registration Statement with the Commission naming such holder as a selling stockholder (and to make any required disclosures on Schedule 13D in respect thereof).
For the avoidance of doubt, each Holder shall retain all of its rights as a shareholder of the Company with respect to the Restricted Securities during the Lock-Up Period, including the right to vote any Restricted Securities that are entitled to vote. The Company agrees to (i) instruct its transfer agent to remove the legend in Section 6.4 upon the expiration of the Lock-Up Period and (ii) if requested by the transfer agent, cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (i).
ARTICLE III.
COMPANY PROCEDURES
3.1    General Procedures. If at any time on or after the Effective Time, the Company is required to effect the Registration of Registrable Securities, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:
3.1.1    use its commercially reasonable efforts to prepare and file with the Commission after receipt of a request for a Demand Registration pursuant to Section 2.1, a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, with respect to such Registrable Securities and shall use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold or otherwise cease to be Registrable Securities;
3.1.2    prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;
3.1.3    prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto (other than by way of a document incorporated by reference), furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (other than by way of a document incorporated by reference), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided, however, that the Company shall be under no obligation to provide any document that is incorporated by reference in any Registration Statement or Prospectus, or any amendment or supplement thereto, to the extent such document is publicly available on the SEC’s EDGAR system;
3.1.4    prior to any public offering of Registrable Securities, use commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable any Holder of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business or to qualify as a dealer in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;
3.1.5    use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6    provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;
3.1.7    after the filing of a Registration Statement, the Company shall promptly, and in no event more than three (3) Business Days after such filing, notify the Holders of such filing, and shall further notify such Holders promptly and confirm such advice in writing in all events within three (3) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.5 hereof, and promptly make available to the Holders any such supplement or amendment; except that before filing with the Commission a Registration Statement or Prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the Holders included in such Registration Statement and to the legal counsel for any such Holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Holders and legal counsel with a reasonable opportunity to review such documents and comment thereon;
3.1.8    promptly following the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (other than by way of a document incorporated by reference) furnish a copy thereof to each seller of such Registrable Securities or its counsel;
3.1.9 permit a representative of the Holders (such representative to be selected by a majority-in-interest of the participating Holders), the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;
3.1.10 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, Block Trade, Other Coordinated Offering or other sale by a broker, placement agent or sales agent pursuant to such Registration in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;
3.1.11 on the date the Registrable Securities are delivered for sale, in the event of an Underwritten Registration, Block Trade, Other Coordinated Offering or other sale by a broker, placement agent or sales agent pursuant to such Registration, obtain an opinion, dated such date, of one (1) counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions, and reasonably satisfactory to a majority-in-interest of the participating Holders;
3.1.12 enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Holders, and the representations, warranties and covenants of the Holders included in such registration statement in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Company;
3.1.13    make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);
3.1.14    if the Registration involves the Registration of Registrable Securities with a total offering price (including piggyback securities and before deducting underwriting discounts) in excess of $50,000,000, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering;
3.1.15    upon execution of confidentiality agreements, make available for inspection by any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility;
3.1.16    otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.
3.2    Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Demanding Holders (in which case the Demanding Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration); provided, further, however, that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company not known (and not reasonably available upon request from the Company or otherwise) to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses. It is acknowledged by the Holders that the Holders shall bear all Selling Expenses, and other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.
3.3    Information. The Holders shall promptly provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act and in connection with the Company’s obligation to comply with Federal and applicable state securities laws.
3.4    Requirements for Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.
3.5    Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement or if applicable any amendment thereto in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement (a “Suspension Event”) for the shortest period of time, but in no event more than an aggregate of ninety (90) days in any 12 month period, determined in good faith by the Company to be necessary for such purpose; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during any such Suspension Event, other than pursuant to a registration relating to the sale or grant of securities to employees or directors of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders in writing upon the termination of any Suspension Event, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request.
3.6    Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act, other than 8-K reports. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission, to the extent that such rule or such successor rule is available to the Company), including providing any customary legal opinions to the Company’s transfer agent. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.
ARTICLE IV.
INDEMNIFICATION AND CONTRIBUTION
4.1    Indemnification.
4.1.1    In connection with any Registration Statement in which a Holder of Registrable Securities is participating, the Company agrees to indemnify, to the extent permitted by law, each such Holder of Registrable Securities, its officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), against all losses, judgments, claims, damages, liabilities and expenses, whether joint or several (including reasonable attorneys’ fees) caused by (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, any Prospectus (including any preliminary Prospectus, final Prospectus or summary Prospectus) contained in the Registration Statement, or any amendment or supplement thereof or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration (the matters in the foregoing clauses (i) through (ii) being collectively, “Violations”); and the Company shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, judgment, claim, damage, liability or action arises out of or is based upon any Violation in reliance upon and in conformity with information furnished to the Company, in writing, by such selling Holder expressly for use in such Registration Statement, Prospectus (including any preliminary Prospectus, final Prospectus or summary Prospectus) contained in such Registration Statement, or any amendment or supplement thereof. The Company shall indemnify the Underwriters, their officers and directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder. Notwithstanding the foregoing, the indemnity agreement contained in this subsection 4.1.1 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, conditioned, or delayed.
4.1.2    In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall indemnify, to the fullest extent permitted by law, the Company, each of its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) and any other Holders of Registrable Securities participating in the Registration against any losses, judgments, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any Violation, but only to the extent, in each case, that such Violation was made in reliance upon and in conformity with information furnished in writing to the Company by such selling Holder expressly for use in the Registration Statement, Prospectus (including any preliminary Prospectus, final Prospectus or summary Prospectus) contained in the Registration Statement, or any amendment or supplement thereof, and shall reimburse the Company, its directors and officers, and each other selling Holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, judgment, claim, damage, liability or action. Each selling Holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling Holder. The selling Holders shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Company.
4.1.3    Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any loss, claim, judgment, damage, liability or action with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification or relieve any party from any liability hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party, to the extent that it wishes, jointly with all other Persons entitled to indemnification, to assume control of the defense thereof with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, based upon the written opinion of counsel of any indemnified party, representation of an indemnified parties and any other such indemnified party by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
4.1.4    The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.
4.1.5    If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, judgments, claims, damages, liabilities, actions and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, judgments claims, damages, liabilities, actions and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability except in the case of fraud or willful misconduct by such Holder. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by Pro Rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any Person who was not guilty of such fraudulent misrepresentation.
ARTICLE V.
MISCELLANEOUS
5.1    Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: Velo3D, Inc., 511 Division St, Campbell, CA 95008, Attn: William McCombe, CFO, email: Legal.Notice@velo3d.com and a copy (which shall not constitute notice) shall also be sent to Fenwick & West LLP, Silicon Valley Center, 801 California Street, Mountain View, California 94041 Attn: Steven Levine, email: slevine@fenwick.com, and to David Michaels email: dmichaels@fenwick.com, if to the Sponsor, to: 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139, Attention: Matthew Walters, with copy to; Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attention: Christian O. Nagler, and, if to any Holder, at such Holder’s physical address, email address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.
5.2    Assignment; No Third Party Beneficiaries.
5.2.1    This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.
5.2.2    This Agreement and the rights, duties and obligations of the Holders hereunder may be freely assigned or delegated by such Holder to a Permitted Transferee; provided, however, that if any such assignment or delegation occurs during the Lock-Up Period, such Permitted Transferee must enter into a written agreement with the Company agreeing to be bound by the provisions contained in Section 2.6 hereto.
5.2.3    This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.
5.2.4    This Agreement shall not confer any rights or benefits on any Persons that are not parties hereto, other than as expressly set forth in this Agreement and this Section 5.2 hereof.
5.2.5    No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.
5.3    Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

5.4    Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.
5.5    Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written. This Agreement will amend and restate the Prior Registration Rights Agreement to read as set forth herein, when it has been duly executed by parties having the right to so amend and restate the Prior Registration Rights Agreement.
5.6    Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.
5.7    WAIVER OF TRIAL BY JURY. THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.7.
5.8    Submission to Jurisdiction. Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court within the State of New York, New York County, for the purposes of any proceeding, claim, demand, action or cause of action (a) arising under this Agreement or (b) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any of the transactions contemplated hereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such proceeding has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any proceeding claim, demand, action or cause of action against such party (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any of the transactions contemplated hereby, (A) any claim that such party is not personally subject to the jurisdiction of the courts as described in this Section 5.8 for any reason, (B) that such party or such party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the proceeding, claim, demand, action or cause of action in any such court is brought against such party in an inconvenient forum, (y) the venue of such proceeding, claim, demand, action or cause of action against such party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such party in or by such courts. Each party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 7.5 shall be effective service of process for any such proceeding, claim, demand, action or cause of action.
5.9    Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority-in-interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that by its terms adversely affects one Holder or group of Holders, solely in his, her or its capacity as a holder of the shares of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder or Holders so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party. Any amendment, termination, or waiver effected in accordance with this Section 5.8 shall be binding on each party hereto and all of such party’s successors and permitted assigns, regardless of whether or not any such party, successor or assignee entered into or approved such amendment, termination, or waiver.
5.10    Additional Holders; Joinder. In addition to persons or entities who may become Holders pursuant to Section 5.2 hereof, subject to the prior written consent of each of the Holders of a majority of the total Registrable Securities (in each case, so long as such Holder and its affiliates hold, in the aggregate, at least five percent (5%) of the outstanding shares of Common Stock), the Company may make any person or entity who acquires Common Stock or rights to acquire Common Stock after the date hereof a party to this Agreement (each such person or entity, an “Additional Holder”) by obtaining an executed joinder to this Agreement from such Additional Holder in the form of Exhibit A attached hereto (a “Joinder”). Such Joinder shall specify the rights and obligations of the applicable Additional Holder under this Agreement. Upon the execution and delivery and subject to the terms of a Joinder by such Additional Holder, the Common Stock of the Company then owned, or underlying any rights then owned, by such Additional Holder (the “Additional Holder Common Stock”) shall be Registrable Securities to the extent provided herein and therein and such Additional Holder shall be a Holder under this Agreement with respect to such Additional Holder Common Stock.
5.11     Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.
5.12    Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive; provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement.

Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.
5.13    Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Holders may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.
5.14     Other Registration Rights. The Company represents and warrants that no Person, other than a (i) Holder of Registrable Securities and (ii) a holder of securities of the Company that are registrable pursuant to the PIPE Subscription Agreements, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other Person. Further, the Company represents and warrants that, except with respect to the PIPE Subscription Agreements, (1) this Agreement supersedes the Prior Registration Rights Agreement and any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail and (2) the Investors’ Rights Agreement (including the registration rights provisions therein) has been terminated and shall have no further force or effect. Notwithstanding the foregoing, the Company and the Holders hereby acknowledge that the Company has granted resale registration rights to certain holders of Company securities in the PIPE Subscription Agreements, and that nothing herein shall restrict the ability of the Company to fulfill its resale registration obligations under the PIPE Subscription Agreements.
5.15    Term. This Agreement shall terminate upon the earlier of (i) the tenth anniversary of the date of this Agreement or (ii) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)). The provisions of Section 3.6 and Article IV shall survive any termination.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

VELO3D, INC.

By:	/s/ Benyamin Buller
Name:	Benyamin Buller
Title:	Chief Executive Officer
[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDER:

Bessemer Venture Partners IX L.P.
Bessemer Ventures Partners IX Institutional L.P.

By:	Deer IX & Co. L.P., their General Partner
By:	Deer IX & Co. Ltd, its General Partner

By:	/s/ Scott Ring
Name:	Scott Ring
Title:	General Counsel
[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDER:

Benyamin Buller

/s/ Benyamin Buller
[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDER:

Khosla Ventures V, LP

By:	Khosla Ventures Associates V, LLC a Delaware limited liability company and general partner of Khosla Ventures V, LP

By:	/s/ John Demeter
Name:	John Demeter
Title:	General Counsel

Khosla Ventures Seed B, LP

By:	Khosla Ventures Seed Associates B, LLC a Delaware limited liability company and general partner of Khosla Ventures Seed B, LP

By:	/s/ John Demeter
Name:	John Demeter
Title:	General Counsel

Khosla Ventures Seed B (CF), LP

By:	Khosla Ventures Seed Associates B, LLC a Delaware limited liability company and general partner of Khosla Ventures Seed B (CF), LP

By:	/s/ John Demeter
Name:	John Demeter
Title:	General Counsel
[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDER:

PIV Fund I, L.P.

By:	PIV GP, L.L.C., its General Partner

By:	/s/ Ricardo Angel
Name:	Ricardo Angel
Title:	Managing Member
[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDER:

Playground Ventures, L.P.

By:	Playground Ventures GP, LLC, its General Partner

By:	/s/ Sandy Taylor
Name:	Sandy Taylor
Title:	CFO
[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDER:

SPITFIRE SPONSOR LLC

By:	/s/ Barry S. Sternlicht
Name:	Barry S. Sternlicht
Title:	Authorized Signatory
[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDER:

By:	/s/ Mark Vallely
Mark Vallely
[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDER:

By:	/s/ Andrew Appelbaum
Andrew Appelbaum
[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDER:

By:	/s/ Serena J. Williams
Serena J. Williams
[Signature Page to Amended and Restated Registration Rights Agreement]

Exhibit A
REGISTRATION RIGHTS AGREEMENT JOINDER
The undersigned is executing and delivering this joinder (this “Joinder”) pursuant to the Amended and Restated Registration Rights Agreement, dated as of September 29, 2021 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Velo3D, Inc. (f/k/a JAWS Spitfire Acquisition Corporation), a Delaware corporation (the “Company”), and the other persons or entities named as parties therein. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Registration Rights Agreement.
By executing and delivering this Joinder to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein[; provided, however, that the undersigned and its permitted assigns (if any) shall not have any rights as Holders, and the undersigned’s (and its transferees’) shares of Common Stock shall not be included as Registrable Securities, for purposes of the Excluded Sections].
[For purposes of this Joinder, “Excluded Sections” shall mean [                   ].]
Accordingly, the undersigned has executed and delivered this Joinder as of the [•] day of [•], 20[•].

HOLDER:

By:
Name:
Its:
Address:
Agreed and Accepted as of [•] [•], 20[•]

COMPANY:
VELO3D, INC.
By:
Name:
Title: